METLIFE INVESTMENT FUNDS, INC.

Supplement Dated November 29, 2006

To

Prospectuses Dated May 1, 2006

This supplement sets forth changes to the May 1, 2006 Prospectus for MetLife Investment Funds, Inc. This supplement should be read in conjunction with the prospectus and should be retained for future reference.

Effective December 1, 2006, ClearBridge Advisors, LLC will manage the portion of the portfolio previously managed by Smith Barney Fund Management LLC. In addition, effective November 6, 2006, there are new portfolio managers responsible for the portion of the Large Company Stock Fund managed by ClearBridge Advisors, LLC.

The description of Smith Barney Fund Management LLC under the “Management of the Funds” section is replaced as follows:

ClearBridge Advisors, LLC (“CBA”) serves as one of the subadvisers for the Large Company Stock Fund. Its corporate offices are at 399 Park Avenue, New York, NY 10022. CBA is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. As of December 31, 2005, CBA managed more than $112.6 billion of money market and mutual fund assets.

The following individuals are responsible for the day-to-day management of the portion of the Large Company Stock Fund managed by CBA:

Evan Bauman, is a Director and Portfolio Manager at CBA. Mr. Bauman joined CBA’s predecessor as an analyst in 1996. He has ten years of experience in the management and analysis of U.S. equities. He is a portfolio manager responsible for co-managing the Diversified Large Capitalization Growth Product and the LM Partners Aggressive Growth Fund. He is also responsible for other offshore and onshore sub-advised and separately managed accounts. Mr. Bauman received his B.S. degree in Mathematics from Duke University.

Peter Bourbeau, is a Director and Portfolio Manager at CBA. Mr. Bourbeau joined CBA’s predecessor as an analyst in 1991. He has over fifteen years of experience in the management and analysis of U.S. equities. He is a portfolio manager responsible for co-managing the Diversified Large Capitalization Growth Product and the LM Partners Large Cap Growth Fund. He is also responsible for other offshore and onshore sub-advised and separately managed accounts. Mr. Bourbeau received his B.S. degree in Business Administration at the University of Florida and MBA at Fordham University.

Thomas G. Hudson, CFA, is a Director and Portfolio Manager at CBA. Mr. Hudson joined CBA’s predecessor as a portfolio manager in 2000. He has over fourteen years of experience in the management and analysis of U.S. equities. He is a portfolio manager responsible for co-

managing the Diversified Large Capitalization Growth Product and is also responsible for managing private client portfolios for high net worth individuals. Prior to joining CBA., Mr. Hudson was Vice President and Portfolio Manager at Morgan Stanley where his responsibilities included managing capital growth and core equity portfolios. He began his career at Neuberger & Berman as a research analyst focusing on mid- and large-capitalization equities. Mr. Hudson received his B.S. degree in Business Administration at Boston University School of Management. He is a Chartered Financial Analyst and is a member of the New York Society of Security Analysts and the CFA Institute.

METLIFE INVESTMENT FUNDS, INC.

Supplement Dated November 29, 2006

to

Statement of Additional Information

Dated May 1, 2006

This supplement sets forth changes to May 1, 2006 Statement of Additional Information (“SAI”) for the MetLife Investment Funds, Inc. (the “Company”). The supplement should be read in conjunction with the SAI and should be retained for future reference.

Effective December 1, 2006, ClearBridge Advisors, LLC will begin managing a portion of the Large Company Stock Fund previously managed by Smith Barney Fund Management LLC. The following replaces the fourth paragraph on page 43 of the SAI in the “Control” section:

ClearBridge Advisors, LLC (“ClearBridge”), one of the subadvisers to the Large Company Stock Fund, is an indirect wholly-owned subsidiary of Legg Mason, Inc.

The following replaces the information related to CAM North America, LLC (an affiliate of Smith Barney Fund Management LLC) in the chart in the “Other Accounts” section on pages 50-51 of the SAI:

The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Large Company Stock Fund	Peter Bourbeau, of ClearBridge Advisors, LLC	1 Registered Accounts	3 Unregistered Pooled Investment Vehicles with $33 Million in assets under management.	134,248 Other Accounts with $17.3 Billion in assets.
Large Company Stock Fund	Evan Bauman, of ClearBridge Advisors, LLC	1 Registered Accounts	2 Unregistered Pooled Investment Vehicles with $34 Million in assets under management.	126,517 Other Accounts with $13.01 Billion in assets.
Large Company Stock Fund	Thomas G. Hudson, of ClearBridge Advisors, LLC	1 Registered Accounts	No Unregistered Pooled Investment Vehicles with $N/A in assets under management.	729 Other Accounts with $2.18 Billion in assets.

The following section replaces the “Taxes” section on page 81 of the May 1, 2006 SAI:

TAXES

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”). Under the relevant provisions, each Fund is not subject to federal income tax on the part of its net ordinary income and net realized capital gains that it distributes. Each Fund intends to distribute as dividends substantially all its net investment income, if any. Each Fund also intends to declare and distribute annually all its net realized capital gains. Such dividends and distributions are automatically reinvested in additional shares of the Fund.

Each Fund also intends to satisfy the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Section 817(h) requires that assets underlying variable life insurance and variable annuity contracts must meet certain diversification requirements if the contracts are to qualify as life insurance and annuity contracts. Section 817(h) allows the insurance company separate account to “look through” to the assets of the Fund to determine if the diversification requirements are met, provided that the Fund sells its shares only to insurance company separate accounts, certain qualified retirement plans and certain other investors. The Funds may not sell their shares to the public directly. Each Fund intends to sell its shares only to entities permitted by Section 817(h) and the regulations thereunder.

The Section 817(h) diversification requirements ordinarily must be met within 30 days after the end of each calendar quarter. The Treasury Regulations issued pursuant to Section 817(h) provide that each Fund must meet one of two alternative tests. Under the first test, no more than 55% of the Fund’s assets can be invested in any one investment; no more than 70% of the assets can be invested in any two investments; no more than 80% of the assets can be invested in any three investments; and no more than 90% can be invested in any four investments. Under the second test, the Fund must meet the tax law diversification requirements for a regulated investment company under Subchapter M and no more than 55% of the value of the Fund’s assets can be invested in cash, cash items, government securities, and securities of other regulated investment companies. It is possible that in order to comply with these requirements the Fund may make investment decisions different than it would have made had the diversification requirements not applied, and it is possible that those decisions could affect the investment performance of the Fund.

In determining whether a Fund is adequately diversified, each United States government agency or instrumentality is treated as a separate issuer. Each Fund’s compliance with the diversification requirements will generally limit the amount of assets that may be invested in federally insured certificates of deposit and all types of securities issued or guaranteed by each United States government agency or instrumentality.

If a Fund does not qualify as a regulated investment company under Subchapter M in any year, it will be subject to federal, and possibly state and local, income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if a Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

If a Fund fails to comply with the Section 817(h) diversification requirements, owners of variable contracts and annuities who have indirectly invested in the Fund may be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

In addition, if Fund shares are sold to non-qualified plans, or tax-qualified plans that later lose their tax-qualified status, the separate accounts investing in the Fund may fail the diversification requirements of Section 817(h) of the Code, which could have adverse tax consequences for variable contract owners indirectly invested in the Fund, including losing the benefit of tax deferral.

The International Stock Fund may be required to pay foreign governments withholding or other taxes on dividends, interest earned, or other gains of foreign securities. If so, the taxes will reduce the Fund’s dividends. Foreign tax withholding from dividends and interest (if any) is typically set at a rate between 10% and 15% if there is a treaty with the foreign government which addresses this issue. If no such treaty exists, the foreign tax withholding would be 30%. While contract owners will thus bear the cost of foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund.